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                                                                      EXHIBIT 11



                               ERNST & YOUNG LLP


                               One Houston Center


                                   Suite 2400


                              1221 McKinney Street


                           Houston, Texas 77010-2007


                                  713-750-1500



                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the reference made to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our reports dated December 1, 1995, in Post-Effective Amendment No. 16 to the Registration Statement (Form N-1A No. 33-11716) of Common Sense Trust.



                                          /s/ERNST & YOUNG LLP


                                            ERNST & YOUNG LLP


Houston, TX

January 22, 1996